EXHIBIT 10.5

EXECUTION COPY

LETTER AMENDMENT NO. 1

Dated as of August 23, 2005

To the banks, financial institutions

    and other institutional lenders

    (collectively, the “Lenders”) parties

    to the Credit Agreement referred to

    below and to Citicorp North America, Inc., as agent

    (the “Agent”) for the Lenders

Ladies and Gentlemen:

We refer to the Credit Agreement dated as of August 24, 2004, as amended and restated as of March 29, 2005 (such Credit Agreement, as so amended and restated, the “Credit Agreement”), among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment No. 1 have the same meanings as specified in the Credit Agreement.

Certain of our European Subsidiaries have proposed to enter into a Euro 250,000,000 unsecured five-year credit facility, which will be guaranteed by the Company (the “European Facility”). We note that certain of the covenants of the Credit Agreement restrain the Company guaranteeing the obligations of its Subsidiaries under the European Facility. Accordingly, we hereby request that you agree to waive certain conditions of the Credit Agreement, to consent to the European Facility and to facilitate the transition of certain Borrowings under the Credit Agreement to loans under the European Facility by agreeing to Interest Periods of one, two or three weeks duration until September 30, 2005.

In addition, the Company has proposed to sell Engine Control Systems Ltd., a Subsidiary Guarantor, and hereby requests that you agree to the release of such Subsidiary Guarantor from its obligations under the Subsidiary Guaranty, and amend the Subsidiary Guaranty to provide that any future dispositions of Subsidiary Guarantors in accordance with the terms of the Credit Agreement shall result in the automatic release of such Subsidiary’s obligations under the Subsidiary Guaranty.

You have indicated your willingness, on the terms and conditions stated below, to so agree. Accordingly, it is hereby agreed by you and us as follows:

The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

(a) The definition of “Interest Period” in Section 1.01 is amended to insert the phrase “one, two or three weeks (but only for Interest Periods ending on or before September 30, 2005) or” immediately before the phrase “one, two, three or six months”.

(b) Section 5.02(d) is amended by (i) deleting the word “and” at the end of clause (xiv), adding the word “and” before the period at the end of clause (xv) and by adding a new clause (xvi) to read as follows:

(xvi) Investments consisting of guaranties by the Company of Debt of its Subsidiaries in an aggregate principal amount not to exceed Euro 250,000,000.

Section 8(a) of the Subsidiary Guaranty is, effective as of the date of this Letter Amendment, hereby amended in full to read as follows:

(a) Except as provided in the next succeeding sentence, no amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Upon the sale of a Guarantor to the extent permitted in accordance with the terms of the Loan Documents, such Guarantor shall be automatically released from this Guaranty.

In addition, effective as of the date of this Letter Amendment, the Lenders hereby consent to the European Facility.

This Letter Amendment shall become effective as of the date first above written when, and only when, on or before August 23, 2005, the Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Letter Amendment, and the consent attached hereto executed by each Subsidiary Guarantor. This Letter Amendment is subject to the provisions of Section 9.01 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

THE LUBRIZOL CORPORATION

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Senior Vice President and CFO

By	/s/ Rosanne S. Potter
Name:	Rosanne S. Potter
Title:	Treasurer

Agreed as of the date first above written:

CITICORP NORTH AMERICA, INC.,
as Agent and as Lender

By	/s/ [Illegible Signature]
Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By	/s/ Francis W. Lutz
Francis W. Lutz
Title:	Vice President

ABN AMRO BANK N.V.

By:	/s/ Robert H. Steelman
Robert H. Steelman
Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION

By	/s/ Bonlara Van Neerten
Title:	Director

FIFTH THIRD BANK

By	/s/ R. C.Lanctol
Title:	V.P.

FORTIS CAPITAL CORP.

By	/s/ Douglas Riahi	/s/ John W. Deegan
Title:	Managing Director	John W. Deegan
Senior Vice President

MIZUHO CORPORATE BANK, LTD.

By	/s/ [Illegible Signature]
Title:	Deputy General Manager

PNC BANK, NATIONAL ASSOCIATION

By	/s/ Joseph G. Moran
Joseph G. Moran
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND PLC

By	/s/ Paul McDonagh
Paul McDonagh
Title:	Sr. Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By	/s/ [Illegible Signature]
Title:	Deputy General Manager

CALYON NEW YORK BRANCH

By	/s/ Lee E. Greve
Lee E. Greve
Title:	Managing Director

By	/s/ Joseph A. Philbin
Joseph A. Philbin
Director

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ [Illegible Signature]
Title:	Assistant Vice President

By	/s/ [Illegible Signature]
Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION

By	/s/ Michael P. Dickman
Michael P. Dickman
Title:	Vice President
U.S. Bank, N.A.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By	/s/ [Illegible Signature]
Title:	Vice President

By	/s/ [Illegible Signature]
Title:	Vice President

THE BANK OF NEW YORK

By
Title:

CONSENT

Dated as of August 23, 2005

The undersigned, each a Guarantor under the Subsidiary Guaranty dated as of September 28, 2004 (the “Subsidiary Guaranty”) in favor of the Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Letter Amendment, hereby consents to such Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment, each reference in the Subsidiary Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Amendment.

1500 WEST ELIZABETH CORPORATION

By	/s/ Donald W. Bogus
Name:	Donald W. Bogus
Title:	President and Treasurer

CARROLL SCIENTIFIC, INC.

By	/s/ Donald W. Bogus
Name:	Donald W. Bogus
Title:	Senior Vice President

CPI ENGINEERING SERVICES, INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

ENGINE CONTROL SYSTEMS LTD.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

GATEWAY ADDITIVE COMPANY

By	/s/ Leslie M. Reynolds
Name:	Leslie M. Reynolds
Title:	Vice President and Secretary

LUBRICANT INVESTMENTS, INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

LUBRIZOL ENTERPRISES, INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	President

LUBRIZOL FOAM CONTROL ADDITIVES, INC.

By	/s/ Donald W. Bogus
Name:	Donald W. Bogus
Title:	Vice President

LUBRIZOL HOLDING INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	President

LUBRIZOL INTER-AMERICAS CORPORATION

By	/s/ Jeffrey A. Vavruska
Name:	Jeffrey A. Vavruska
Title:	President and Treasurer

LUBRIZOL INTERNATIONAL MANAGEMENT CORPORATION

By	/s/ Jeffrey A. Vavruska
Name:	Jeffrey A. Vavruska
Title:	Vice President

LUBRIZOL OVERSEAS TRADING CORPORATION

By	/s/ Jeffrey A. Vavruska
Name:	Jeffrey A. Vavruska
Title:	President and Treasurer

LUBRIZOL PERFORMANCE SYSTEMS INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

LZ HOLDING CORPORATION

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	President

MPP PIPELINE CORPORATION

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

NOVEON INTERNATIONAL, INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

NOVEON, INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

FCC ACQUISITION CORP.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

NOVEON CHINA, INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

NOVEON DIAMALT, INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

NOVEON FCC, INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

NOVEON HILTON DAVIS, INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

NOVEON HOLDING CORPORATION

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

NOVEON INVESTMENTS, LLC
By Noveon, Inc., its sole member

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

NOVEON IP HOLDINGS CORP.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

NOVEON KALAMA, INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

NOVEON TEXTILE CHEMICALS, INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

PERFORMANCE MATERIALS I INC.

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer

PERFORMANCE MATERIALS II LLC
By Noveon, Inc., its sole member

By	/s/ Charles P. Cooley
Name:	Charles P. Cooley
Title:	Vice President and Treasurer